EXHIBIT (10)

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference made to our firm under the caption "Independent Auditors" and to the use of our report dated February 20, 1998, as to American General Life Insurance Company Separate Account A, and February 23, 1998, as to American General Life Insurance Company, in Post-Effective Amendment No. 7 to the Registration Statement (Form N-4 No. 33-44745) of American General Life Insurance Company Separate Account A.

                                                          /s/ERNST & YOUNG LLP
                                                          --------------------
                                                          Ernst & Young LLP


Houston, Texas
April 20, 1998